[LORD ABBETT LOGO]

2002
 ANNUAL
   REPORT

 LORD ABBETT

  MICRO-CAP GROWTH FUND

  MICRO-CAP VALUE FUND


FOR THE YEAR ENDED OCTOBER 31, 2002

(Unaudited)
--------------------------------------------------------------------------------

LORD ABBETT MICRO-CAP GROWTH ANNUAL REPORT
FOR THE YEAR ENDED OCTOBER 31, 2002

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Micro-Cap Growth Fund's strategies and performance for the fiscal year ended October 31, 2002. On this and the following pages, we discuss the factors that influenced performance.

   Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM OVER THE YEAR ENDED OCTOBER 31, 2002?

A. The Lord Abbett Micro-Cap Growth Fund returned -20.8%(1) for the year ended October 31, 2002, compared with the Russell 2000(R) Growth Index(2), which returned -21.6% for the same period. Please refer to page (4) for Average Annual Total Returns.

Q. WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A. In the beginning of the period, the stock market regained ground lost after September 11, 2001. Similar to the third quarter, the fourth quarter of 2001 was volatile resulting, in part, from continued sluggish spending by consumers and corporations. However, the housing market, fueled by historically low interest rates and characterized by a rush of refinancing activity and stable new construction starts, continued to protect the economy from additional downside.

   As the first quarter of 2002 progressed, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. Following strong first quarter growth in the economy, the second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. The first quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales. Most of the economic indicators during the second quarter suggested an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

   Real Gross Domestic Product (GDP) growth in the second quarter showed a greater slowdown than expected. Overall real GDP advanced in the spring quarter by an annual rate of 1.3%. The slowdown was largely attributed to a greater than expected slowdown in consumer and government spending, and a widening foreign trade deficit. After gaining strength in the fourth quarter of 2001

                                                                               1
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--------------------------------------------------------------------------------

and in the first half of 2002, the economy began to slow in June and July, and discussion of a double-dip recession began to emerge among investors. Reinforcing these economic worries were downward revisions in GDP for 2001 that revealed three mildly down quarters instead of the one originally reported. Despite the recent news, however, we believe the feared double-dip is unlikely. We believe economic expansion during in 2003 is more likely.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. During the period, a large positive contributor to performance was stock selection in the technology sector. The Fund benefited from focusing on undervalued, leading hardware and business service companies. In addition, an overweight within the consumer discretionary sector added to the Fund's relative performance as consumer spending remained strong. Specifically, several of the Fund's leisure holdings performed well.

   The financial sector continued to be one of the best performing sectors of the benchmark. The Fund's underweight position in the sector, however, detracted from Fund performance. While the financial sector performed well, we believe their low growth rates do not represent the Fund's core initiatives. The Fund also lost ground from stock selection in the healthcare sector.

Q. PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. We believe the economy is likely to continue its slow growth for several quarters--stimulated by a growing money supply, ample liquidity, and modest growth in jobs and wages. In general, small-caps are relatively insulated from currency fluctuations, as well as from many of the accounting issues currently plaguing the market. We believe this should add to their attractiveness in the coming months.

   Looking forward, the Fund is focused on a resilient consumer continuing to be the engine for growth in the economy. We believe consumer-based sectors such as retailing, consumer durables, certain services and healthcare are likely to see improving earnings, albeit not dramatic improvements. Education services companies are likely to exhibit stronger growth, and we intend to remain overweight in the sector. It is our view that capital spending for durables and equipment, including technology, is likely to remain muted until excess capacity is lowered and the prospect for further growth is clear.

2
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(Unaudited)
--------------------------------------------------------------------------------

   Overall, we continue to have a positive outlook for micro-cap stocks. Certainly the bottoming process takes time but, clearly, we believe there is vastly less risk in the market now--when investors are fleeing--than during the market highs of early 2000. We believe investors who understand this cyclical process, maintain their perspective, and invest with an appropriate time horizon, will ultimately be rewarded.

(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the year ended October 31, 2002.
(2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Fund is actively managed and, as a result, its asset allocation may change.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. FOR MORE COMPLETE INFORMATION ABOUT THIS OR ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 888-522-2388 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

MICRO-CAP GROWTH FUND (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class Y shares with the same investment in the Center for Research Security Prices Index "CRSP 9-10 Index" and the Russell 2000(R) Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

        THE FUND (CLASS Y SHARES)           CRSP 9-10     RUSSELL 2000(R)
            AT NET ASSET VALUE(1)            INDEX(2)        GROWTH INDEX
 7/99                $     10,000        $     10,000        $     10,000
 9/99                $      9,372        $      9,588        $      9,812
12/99                $     11,998        $     11,444        $     13,088
 3/00                $     15,186        $     13,395        $     14,303
 6/00                $     12,014        $     12,196        $     13,249
 9/00                $     11,449        $     12,425        $     12,723
12/00                $      9,250        $     10,005        $     10,153
 3/01                $      9,475        $     10,586        $      8,610
 6/01                $     10,624        $     12,654        $     10,157
 9/01                $      8,395        $     10,427        $      7,305
12/01                $     10,857        $     13,432        $      9,216
 3/02                $     10,857        $     14,053        $      9,036
 6/02                $      9,478        $     13,194        $      7,617
 9/02                $      7,419        $     10,298        $      5,978
10/02                $      7,439        $     10,742        $      6,280

               AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIOD ENDED OCTOBER 31, 2002

                                           1 YEAR   LIFE OF CLASS
          CLASS A(3)                       -25.37%         -22.96%
          CLASS Y(4)                       -20.42%          -8.54%

(1) This shows total return applicable to Class Y shares with all dividends and distributions reinvested for the periods shown ending October 31, 2002.
(2) Performance for the unmanaged indices does not reflect transaction costs, management fees or sales charges. The performance of the indices is not necessarily representative of the Fund's performance. Performance for the indices begins on July 31, 1999.
(3) The Class A shares commenced operations on May 1, 2000. Total return, which is the percent change in value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2002 using the SEC-required uniform method to compute such return.
(4) The Class Y shares commenced operations on December 15, 1998. Total return, with all dividends and distributions reinvested for the periods shown ending October 31, 2002, is at net asset value and is calculated as of July 9, 1999. Class Y shares first became available to the public on July 9, 1999.

SCHEDULE OF INVESTMENTS
MICRO-CAP GROWTH FUND OCTOBER 31, 2002

                                                             VALUE
INVESTMENTS                                    SHARES        (000)
------------------------------------------------------------------
COMMON STOCKS 93.53%

BANKS 3.37%
Online Resources Corp.*                        13,500   $       45
Resource Bankshares
Corp. V.A                                       2,100           46
                                                        ----------
TOTAL                                                           91
                                                        ----------

BIOTECHNOLOGY RESEARCH & PRODUCTION 2.77%
Interpore Int'l., Inc.*                         4,800           28
Regeneration
Technologies, Inc.*                             5,200           47
                                                        ----------
TOTAL                                                           75
                                                        ----------

CASINOS & GAMBLING 6.99%
Multimedia Games, Inc.*                         4,600          102
Shuffle Master, Inc.*                           3,800           87
                                                        ----------
TOTAL                                                          189
                                                        ----------

COMMUNICATIONS TECHNOLOGY 3.00%
ClearOne
Communications, Inc.*                           5,900           19
Integral Technologies, Inc.*                   88,600           62
                                                        ----------
TOTAL                                                           81
                                                        ----------

COMPUTER SERVICES SOFTWARE & SYSTEMS 2.88%
@Road, Inc.*                                    5,600           28
Loudeye Corp.*                                 30,000           10
Saba Software, Inc.*                           12,500           20
SPSS, Inc.*                                     1,900           20
                                                        ----------
TOTAL                                                           78
                                                        ----------

COMPUTER TECHNOLOGY 4.11%
Cray, Inc.*                                    21,100          111
                                                        ----------

CONSUMER ELECTRONICS 3.00%
Euniverse, Inc.*                               11,300   $       40
Plato Learning, Inc.*                           5,900           41
                                                        ----------
TOTAL                                                           81
                                                        ----------

DIVERSIFIED MANUFACTURING 2.11%
Armor Holdings, Inc.*                           3,700           57
                                                        ----------

DRUGS & PHARMACEUTICALS 1.33%
SFBC Int'l., Inc.*                              2,800           36
                                                        ----------

EDUCATION SERVICES 3.18%
Concorde Career Colleges, Inc.                  2,700           36
Smart Force plc-Sponsored ADR*                 12,547           50
                                                        ----------
TOTAL                                                           86
                                                        ----------

ELECTRONICS 4.40%
CompuDyne Corp.*                                1,800           14
Signal Technology Corp.*                        8,500          105
                                                        ----------
TOTAL                                                          119
                                                        ----------

ELECTRONICS: MEDICAL SYSTEMS 4.22%
CardioGenesis Corp.*                           26,100           22
Colorado Medtech, Inc.*                         6,100           12
Endocardial Solutions, Inc.*                    5,900           18
Iridex Corp.*                                   8,800           30
PracticeWorks, Inc.*                            6,100           32
                                                        ----------
TOTAL                                                          114
                                                        ----------

ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 0.26%
Metron Technology N.V.*                         7,100            7
                                                        ----------

ELECTRONICS: TECHNOLOGY 0.55%
Identix, Inc.*                                  2,418           15
                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               5

SCHEDULE OF INVESTMENTS (CONTINUED)
MICRO-CAP GROWTH FUND OCTOBER 31, 2002

                                                             VALUE
INVESTMENTS                                    SHARES        (000)
------------------------------------------------------------------
ENERGY MISCELLANEOUS 0.96%
Hydrogenics Corp.*                              6,700   $       26
                                                        ----------

ENGINEERING & CONTRACTING SERVICES 2.77%
Layne Christensen Co.*                          3,200           26
The Keith Co., Inc.*                            4,800           49
                                                        ----------
TOTAL                                                           75
                                                        ----------

HEALTHCARE MANAGEMENT SERVICES 2.96%
MIM Corp.*                                      5,900           42
Vitalworks, Inc.*                              11,300           38
                                                        ----------
TOTAL                                                           80
                                                        ----------

HEALTH & PERSONAL CARE 4.11%
Bio-Reference Labs, Inc.*                      10,800           78
Matria Healthcare, Inc.*                        3,525           33
                                                        ----------
TOTAL                                                          111
                                                        ----------

HOUSEHOLD FURNISHINGS 1.78%
Select Comfort Corp.*                           5,600           48
                                                        ----------

LEISURE TIME 3.07%
Action Performance Cos., Inc.*                  4,000           83
                                                        ----------

MACHINERY: SPECIALTY 2.22%
Candela Corp.*                                  5,600           32
Semitool, Inc.*                                 4,400           28
                                                        ----------
TOTAL                                                           60
                                                        ----------

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES 9.02%
Biosource Int'l., Inc.*                        13,000           78
Conceptus, Inc.*                                4,000           56
Micro Therapeutics, Inc.*                       6,100           17
Neogen Corp.*                                   2,700           35
Novoste Corp.*                                 10,700           58
                                                        ----------
TOTAL                                                          244
                                                        ----------

MEDICAL SERVICES 1.55%
Pediatric Services of America, Inc.*            7,700   $       42
                                                        ----------

POLLUTION CONTROL AND ENVIRONMENTAL
 SERVICES 0.81%
Fuel-Tech N.V.*                                 6,300           22
                                                        ----------

RESTAURANTS 0.59%
Champps Entertainment, Inc.*                    1,500           16
                                                        ----------

RETAIL 10.69%
A.C. Moore Arts & Crafts, Inc.*                 4,800           76
Party City Corp.*                               1,900           23
Sonic Automotive, Inc.*                         3,100           49
The Gymboree Corp.*                             5,500          101
The Wet Seal, Inc., Class A*                    3,475           40
                                                        ----------
TOTAL                                                          289
                                                        ----------

SERVICES: COMMERCIAL 10.83%
Exponent, Inc.*                                 3,900           49
First Consulting Group, Inc.*                   6,500           35
FirstService Corp.*                             2,200           39
FTI Consulting, Inc.*                           2,050           85
Opinion Research Corp.*                         3,700           19
Raindance Communications, Inc.*                 4,700           13
Startek, Inc.*                                  2,200           53
                                                        ----------
TOTAL                                                          293
                                                        ----------

TOTAL COMMON STOCKS
(Cost $3,184,689)                                            2,529
                                                        ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

6

SCHEDULE OF INVESTMENTS (CONTINUED)
MICRO-CAP GROWTH FUND OCTOBER 31, 2002

                                            PRINCIPAL
                                               AMOUNT        VALUE
INVESTMENTS                                     (000)        (000)
------------------------------------------------------------------
SHORT-TERM INVESTMENT 4.88%

REPURCHASE AGREEMENT 4.88%
Repurchase Agreement dated 10/31/2002
 1.83% due 11/1/2002 with State Street
 Bank & Trust Co. collateralized by
 $125,000 of Federal National Mortgage
 Assoc. at 5.50% due 2/15/2006; value
 $137,188; proceeds $131,613
 (Cost $131,606)                               $  132   $      132
                                                        ==========
TOTAL INVESTMENTS 98.41%
 (Cost $3,316,295)                                      $    2,661
                                                        ==========

  * Non-Income Producing Security.
ADR-American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

(Unaudited)
--------------------------------------------------------------------------------

LORD ABBETT MICRO-CAP VALUE ANNUAL REPORT
FOR THE YEAR ENDED OCTOBER 31, 2002

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Micro-Cap Value Fund's strategies and performance for the fiscal year ended October 31, 2002. On this and the following pages, we discuss the factors that influenced performance.

   Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM OVER THE YEAR ENDED OCTOBER 31, 2002?

A. The Lord Abbett Micro-Cap Value Fund returned 4.1%(1) for the year ended October 31, 2002, outperforming the Russell 2000(R) Value Index(2), which returned -2.5% for the same period. Please refer to page (11) for Average Annual Total Returns.

Q. WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A. In the beginning of the period, the stock market regained ground lost after September 11, 2001. Similar to the third quarter, the fourth quarter of 2001 was volatile, resulting, in part, from continued sluggish spending by consumers and corporations. However, the housing market, fueled by historically low interest rates and characterized by a rush of refinancing activity and stable new construction starts, continued to protect the economy from additional downside.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. The largest positive contributor to performance was the Fund's stock selection in the consumer discretionary sector, where the Fund focused on a variety of well-managed retailers that target niche markets, ranging from sporting goods to automotive parts. In addition, a provider of temporary workers for the manual labor market was also a top performer, as industrial companies have been reducing costs by using temporary personnel. Also, a retailer of children's clothing and accessories was a top performer, as the company benefited from a corporate restructuring that helped boost sales and profitability.

   The Fund's underweight in the financial services sector negatively impacted performance, as the sector performed well for the period. In addition, while stock selection in the technology sector added relative value, the Fund's overweight in the sector

(Unaudited)
--------------------------------------------------------------------------------

detracted from Fund performance as slower earnings growth and muted capital spending continued to hamper the industry.

   As the first quarter of 2002 progressed, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. Following strong first quarter growth in the economy, the second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. The first quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales. Most of the economic indicators during the second quarter indicated an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

   Real Gross Domestic Product (GDP) growth in the second quarter showed a greater slowdown than expected. Overall real GDP advanced in the spring quarter by an annual rate of 1.3%. The slowdown was largely attributed to a greater-than-expected slowdown in consumer and government spending, and a widening foreign trade deficit. After gaining strength in the fourth quarter of 2001 and in the first half of 2002, the economy began to slow in June and July, and discussion of a double-dip recession began to emerge among investors. Reinforcing these economic worries were downward revisions in GDP for 2001 that revealed three mildly down quarters instead of the one originally reported. Despite the recent news, however, we believe the feared double-dip is unlikely. We believe economic expansion during the latter part of 2002 and 2003 is more likely.

Q. PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. Going forward, we believe the strength of the balance sheet will continue to be the focus of investors as the American economy works through this extended slow growth period. Furthermore, the Fund will continue to concentrate on investing in companies that position themselves for an economic rebound as opposed to those who remain embroiled in today's economic issues. Specifically, we believe a pull back in the energy sector during the third quarter presents interesting possibilities, as we continue to search for attractive investments.

(Unaudited)
--------------------------------------------------------------------------------

(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the year ended October 31, 2002.
(2) The Russell 2000(R) Value Index measures the performance of the 2,000(R) smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. In addition, the Russell 2000(R) Value Index does not reflect deduction of fees and expenses. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Fund is actively managed and, as a result, its asset allocation may change.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. FOR MORE COMPLETE INFORMATION ABOUT THIS OR ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 888-522-2388 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

MICRO-CAP VALUE FUND (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class Y shares with the same investment in the Center for Research Security Prices Index "CRSP 9-10 Index" and the Russell 2000(R) Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

       THE FUND (CLASS Y SHARES)      CRSP 9-10     RUSSELL 2000(R)
           AT NET ASSET VALUE(1)       INDEX(2)         VALUE INDEX
 7/99                 $   10,000     $   10,000          $   10,000
 9/99                 $    9,309     $    9,588          $    9,442
12/99                 $   10,387     $   11,444          $    9,586
 3/00                 $   11,010     $   13,395          $    9,953
 6/00                 $   12,787     $   12,196          $   10,147
 9/00                 $   13,872     $   12,425          $   10,892
12/00                 $   14,124     $   10,005          $   11,775
 3/01                 $   14,633     $   10,586          $   11,889
 6/01                 $   17,764     $   12,654          $   13,273
 9/01                 $   15,364     $   10,427          $   11,502
12/01                 $   18,063     $   13,432          $   13,425
 3/02                 $   20,639     $   14,053          $   14,712
 6/02                 $   20,864     $   13,194          $   14,400
 9/02                 $   17,123     $   10,298          $   11,334
10/02                 $   16,707     $   10,742          $   11,504

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIOD ENDED OCTOBER 31, 2002

                            1 YEAR    LIFE OF CLASS
          Class A(3)         -1.88%           14.15%
          Class Y(4)          4.51%           16.76%

(1) This shows total return applicable to Class Y shares with all dividends and distributions reinvested for the periods shown ending October 31, 2002.
(2) Performance for the unmanaged indices does not reflect transaction costs, management fees or sales charges. The performance of the indices is not necessarily representative of the Fund's performance. Performance of the indices begins on July 31, 1999.
(3) The Class A shares commenced operations on May 1, 2000. Total return, which is the percent change in value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2002 using the SEC-required uniform method to compute such return.
(4) The Class Y shares commenced operations on December 15, 1998. Total return, with all dividends and distributions reinvested for the periods shown ending October 31, 2002, is at net asset value and is calculated as of July 9, 1999. Class Y shares first became available to the public on July 9, 1999.

SCHEDULE OF INVESTMENTS
MICRO-CAP VALUE FUND OCTOBER 31, 2002

                                                             VALUE
INVESTMENTS                                    SHARES        (000)
------------------------------------------------------------------
COMMON STOCKS 92.83%

AIR TRANSPORTATION 2.22%
Frontier Airlines, Inc.*                        9,000   $       54
Offshore Logistics, Inc.*                       3,100           67
                                                        ----------
TOTAL                                                          121
                                                        ----------

AUTO COMPONENTS 1.36%
Wabash National Corp.*                         15,800           74
                                                        ----------

AUTO PARTS: AFTER MARKET 0.77%
Keystone Automotive
Industries, Inc.*                               2,800           42
                                                        ----------

BANKS 3.98%
East-West Bancorp, Inc.                         3,600          124
Hanmi Financial Corp.*                          6,158           93
                                                        ----------
TOTAL                                                          217
                                                        ----------

BUILDING: MATERIALS 0.93%
LSI Industries, Inc.                            5,000           51
                                                        ----------

CHEMICALS 1.37%
Quaker Chemical Corp.                           3,500           75
                                                        ----------

COMMUNICATIONS TECHNOLOGY 0.92%
Bel Fuse, Inc. Class A*                         3,000           50
                                                        ----------

COMPUTER SERVICES SOFTWARE & SYSTEMS 4.98%
Datastream Systems, Inc.*                      25,600          147
MICROS Systems, Inc.*                           6,000          125
OpticNet, Inc.*(a)                                300            0(b)
                                                        ----------
TOTAL                                                          272
                                                        ----------

COMPUTER TECHNOLOGY 2.71%
Fargo Electronics*                             16,000          148
                                                        ----------

CONSTRUCTION 1.83%
Modtech Holdings, Inc.*                        10,700          100
                                                        ----------

CONTAINERS & PACKAGING:
Paper & Plastic 0.60%
AEP Industries, Inc.*                           2,100   $       33
                                                        ----------

DRUGS & PHARMACEUTICALS 1.63%
SFBC Int'l., Inc.*                              7,000           89
                                                        ----------

ELECTRICAL EQUIPMENT & COMPONENTS 0.29%
Powell Industries, Inc.*                        1,000           16
                                                        ----------

ELECTRONICS 1.87%
BEI Technologies, Inc.                          6,100           67
Pioneer Standard
Electronics, Inc.                               5,000           35
                                                        ----------
TOTAL                                                          102
                                                        ----------

ELECTRONICS: MEDICAL SYSTEMS 1.45%
PracticeWorks, Inc.*                           15,000           79
                                                        ----------

ELECTRONICS: TECHNOLOGY 0.79%
DRS Technologies, Inc.*                           500           17
Trimble Navigation Ltd.*                        2,000           26
                                                        ----------
TOTAL                                                           43
                                                        ----------

ENGINEERING & CONTRACTING SERVICES 2.58%
Michael Baker Corp.*                            8,400           84
URS Corp.*                                      3,000           57
                                                        ----------
TOTAL                                                          141
                                                        ----------

FERTILIZERS 2.46%
Lesco, Inc.*                                   12,000          134
                                                        ----------

FINANCIAL MISCELLANEOUS 1.69%
Financial Federal Corp.*                        3,300           92
                                                        ----------

FUNERAL PARLORS & CEMETERY 1.08%
Rock of Ages Corp.*                            13,500           59
                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

12

SCHEDULE OF INVESTMENTS (CONTINUED)
MICRO-CAP VALUE FUND OCTOBER 31, 2002

                                                             VALUE
INVESTMENTS                                    SHARES        (000)
------------------------------------------------------------------
HEALTHCARE MANAGEMENT SERVICES 2.90%
American Dental Partners, Inc.*                12,000   $      108
Sierra Health Services, Inc.*                   4,000           50
                                                        ----------
TOTAL                                                          158
                                                        ----------

HOTEL/MOTEL 3.01%
The Marcus Corp.                               11,500          164
                                                        ----------

HOUSEHOLD EQUIPMENT & PRODUCTS 1.45%
Craftmade Int'l., Inc.                          6,000           79
                                                        ----------

HOUSEHOLD FURNISHINGS 0.93%
Haverty Furniture Cos., Inc.                    4,000           51
                                                        ----------

IDENTIFICATION CONTROL & FILTER DEVICES 1.80%
ESCO Technologies, Inc.*                        1,800           66
Robbins & Myers, Inc.                           2,100           32
                                                        ----------
TOTAL                                                           98
                                                        ----------

INSURANCE: PROPERTY-CASUALTY 0.38%
The Navigators Group, Inc.*                     1,000           21
                                                        ----------

MACHINERY: INDUSTRIAL/SPECIALTY 3.41%
Summa Industries, Inc.*                        11,000          105
Tennant Co.                                       600           18
Twin Disc, Inc.                                 5,000           63
                                                        ----------
TOTAL                                                          186
                                                        ----------

MACHINERY: OIL WELL EQUIPMENT & SERVICES 2.11%
Lufkin Industries, Inc.                         1,100           28
Universal Compression
Holdings, Inc.*                                 2,000           39
Willbros Group, Inc.*                           6,500           48
                                                        ----------
TOTAL                                                          115
                                                        ----------

MACHINERY: SPECIALTY 1.37%
Quipp, Inc.*                                    7,000   $       75
                                                        ----------

METAL FRABRICATING 1.25%
NN, Inc.                                        7,000           68
                                                        ----------

MISCELLANEOUS MATERIALS & PROCESSING 0.68%
Rogers Corp.*                                   1,500           37
                                                        ----------

OFFSHORE DRILLING 1.54%
TMBR/Sharp Drilling, Inc.*                      5,500           84
                                                        ----------

OIL: CRUDE PRODUCERS 2.13%
PetroQuest Energy, Inc.*                       22,000           88
Stone Energy Corp.*                               874           28
                                                        ----------
TOTAL                                                          116
                                                        ----------

POLLUTION CONTROL AND ENVIRONMENTAL
 SERVICES 2.91%
Headwaters, Inc.*                               4,500           77
Team, Inc.*                                    10,200           82
                                                        ----------
TOTAL                                                          159
                                                        ----------

RAILROADS 1.78%
Genesee & Wyoming, Inc.
Class A*                                        4,425           97
                                                        ----------

REAL ESTATE INVESTMENT TRUSTS 2.68%
Agree Realty Corp.                              3,900           67
Lasalle Hotel Properties                        6,000           79
                                                        ----------
TOTAL                                                          146
                                                        ----------

RENTAL & LEASING SERVICES: COMMERCIAL 1.30%
Interpool, Inc.                                 4,500           71
                                                        ----------

RESTAURANTS 1.58%
Buca, Inc.*                                    12,000           86
                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              13

SCHEDULE OF INVESTMENTS (CONTINUED)
MICRO-CAP VALUE FUND OCTOBER 31, 2002

                                                             VALUE
INVESTMENTS                                    SHARES        (000)
------------------------------------------------------------------
RETAIL 7.17%
Hibbett Sporting
Goods, Inc.*                                    3,000   $       66
Mothers Work, Inc.*                             2,000           72
Party City Corp.*                               5,500           67
Sharper Image Corp.*                            5,000          105
The Gymboree Corp.*                             4,400           81
                                                        ----------
TOTAL                                                          391
                                                        ----------

SERVICES: COMMERCIAL 7.37%
Ambassadors Int'l., Inc.*                       6,000           85
Exponent, Inc.*                                 5,000           63
Labor Ready, Inc.*                             24,000          165
Monro Muffler
Brake, Inc.*                                    5,000           89
                                                        ----------
TOTAL                                                          402
                                                        ----------

SHOES 0.84%
Vans, Inc.*                                    10,000           46
                                                        ----------

TEXTILE PRODUCTS 0.49%
Quaker Fabric Corp.*                            4,000           27
                                                        ----------

TEXTILES APPAREL MANUFACTURERS 1.81%
Phillips-Van Heusen Corp.                       7,300           99
                                                        ----------
TOBACCO 1.61%
Dimon, Inc.                                    14,300           88
                                                        ----------

TRUCKERS 3.12%
Covenant Transport, Inc.*                       6,600          113
Heartland Express, Inc.*                        2,956           58
                                                        ----------
TOTAL                                                          171
                                                        ----------

UTILITIES: GAS DISTRIBUTORS 1.70%
Chesapeake Utilities Corp.                      5,000   $       93
                                                        ----------
TOTAL COMMON STOCKS
 (Cost $4,642,546)                                           5,066
                                                        ==========

                                            PRINCIPAL
                                               AMOUNT
                                                (000)
                                           ----------
SHORT-TERM INVESTMENT 7.92%

REPURCHASE AGREEMENT 7.92%
Repurchase Agreement dated 10/31/2002
 1.83% due 11/1/2002 with State Street
 Bank & Trust Co, collateralized by
 $405,000 of Federal National Mortgage
 Assoc. at 5.50% due 2/15/2006;
 value $444,488; proceeds $432,125
 (Cost $432,104)                               $  432          432
                                                        ==========
TOTAL INVESTMENTS 100.75%
 (Cost $5,074,650)                                      $    5,498
                                                        ==========

 *  Non-Income Producing Security.
(a) Security valued at fair value. See Note 2(a).
(b) Value is less than $1,000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2002

                                                        MICRO-CAP      MICRO-CAP
                                                      GROWTH FUND     VALUE FUND
ASSETS:
   Investments in securities, at cost                $  3,316,295   $  5,074,650
--------------------------------------------------------------------------------
   Investments in securities, at value               $  2,661,231   $  5,497,857
   Receivables:
     Interest and dividends                                     7          1,677
     Investment securities sold                            63,540         94,282
     Capital shares sold                                      155            106
     From Lord, Abbett & Co. LLC                           15,393         18,970
   Prepaid expenses                                            23             43
--------------------------------------------------------------------------------
   TOTAL ASSETS                                         2,740,349      5,612,935
--------------------------------------------------------------------------------
LIABILITIES:
   Payables:-
     Investment securities purchased                       17,584        121,143
     12b-1 distribution fees                                2,031          4,209
     Trustees' fees                                            98            112
   Accrued expenses                                        16,685         30,724
--------------------------------------------------------------------------------
   TOTAL LIABILITIES                                       36,398        156,188
================================================================================
NET ASSETS                                           $  2,703,951   $  5,456,747
================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                         3,955,856      4,790,480
Undistributed net investment income                             -         20,416
Accumulated net realized gain (loss)
 on investments                                          (596,841)       222,644
Net unrealized appreciation
 (depreciation) on investments                           (655,064)       423,207
--------------------------------------------------------------------------------
NET ASSETS                                           $  2,703,951   $  5,456,747
================================================================================
NET ASSETS BY CLASS:
Class A Shares                                       $  2,698,371   $  5,441,848
Class Y Shares                                       $      5,580        $14,899

OUTSTANDING SHARES BY CLASS:
Class A Shares                                            359,184        349,815
Class Y Shares                                                739            953

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE (NET ASSETS DIVIDED BY OUTSTANDING
 SHARES)
Class A Shares-Net asset value                       $       7.51   $      15.56
Class A Shares-Maximum offering price
 (Net asset value plus sales charge of 5.75%)        $       7.97   $      16.51
Class Y Shares-Net asset value                       $       7.55   $      15.63
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2002

                                                        MICRO-CAP      MICRO-CAP
                                                      GROWTH FUND     VALUE FUND
INVESTMENT INCOME:
Dividends                                            $      1,476   $     30,079
Interest                                                    3,087         11,804
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                     4,563         41,883
--------------------------------------------------------------------------------
EXPENSES:
Management fees                                            48,800         90,783
12b-1 distribution plan-Class A                            12,280         22,851
Fund accounting                                            17,564         23,673
Shareholder servicing fees                                  3,294          4,739
Professional                                                2,805          4,196
Custody                                                     2,768          2,772
Registration                                                2,572          2,339
Trustees' fees                                                 68            134
Pricing                                                        11             41
Reports to shareholders                                     7,185         15,108
Other                                                          33            267
--------------------------------------------------------------------------------
Gross expenses                                             97,380        166,903
   Management fees waived                                 (48,800)       (90,783)
   Expenses assumed by Lord, Abbett & Co. LLC             (36,177)       (53,137)
   Expense reductions                                        (123)          (132)
--------------------------------------------------------------------------------
NET EXPENSES                                               12,280         22,851
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                               (7,717)        19,032
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                  (469,113)       222,672
Net change in unrealized appreciation/depreciation
 on investments                                          (320,647)       (60,598)
================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)                  (789,760)       162,074
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                           $   (797,477)  $    181,106
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended October 31, 2002

                                                        MICRO-CAP      MICRO-CAP
INCREASE IN NET ASSETS                                GROWTH FUND     VALUE FUND
OPERATIONS:
Net investment income (loss)                         $     (7,717)  $     19,032
Net realized gain (loss) on investments                  (469,113)       222,672
Net change in unrealized appreciation/depreciation
  on investments                                         (320,647)       (60,598)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                        (797,477)       181,106
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                 (1,960)       (14,974)
   Class Y                                                    (25)           (71)
Net realized gain
   Class A                                                      -       (223,636)
   Class Y                                                      -           (650)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                        (1,985)      (239,331)
================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                       1,617,928      1,842,286
Reinvestment of distributions                               1,547        237,716
Cost of shares reacquired                                (388,684)    (1,468,390)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS                                          1,230,791        611,612
================================================================================
NET INCREASE IN NET ASSETS                                431,329        553,387
================================================================================
NET ASSETS:
Beginning of year                                       2,272,622      4,903,360
--------------------------------------------------------------------------------
END OF YEAR                                          $  2,703,951   $  5,456,747
================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                  $          -   $     20,416
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended October 31, 2001

                                                        MICRO-CAP      MICRO-CAP
INCREASE IN NET ASSETS                                GROWTH FUND     VALUE FUND
OPERATIONS:
Net investment income                                $        826   $     19,738
Net realized gain (loss) on investments                  (127,728)       224,258
Net change in unrealized appreciation/depreciation
  on investments                                         (148,612)       180,577
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                        (275,514)       424,573
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                 (1,421)       (18,494)
   Class Y                                                    (22)          (130)
Net realized gain
   Class A                                               (401,216)      (321,094)
   Class Y                                                 (1,397)        (1,816)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                      (404,056)      (341,534)
================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                       1,895,276      2,891,062
Reinvestment of distributions                             404,046        341,529
Cost of shares reacquired                              (1,514,670)      (456,763)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS                                     784,652      2,775,828
================================================================================
NET INCREASE IN NET ASSETS                                105,082      2,858,867
================================================================================
NET ASSETS:
Beginning of year                                       2,167,540      2,044,493
--------------------------------------------------------------------------------
END OF YEAR                                          $  2,272,622   $  4,903,360
================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                  $        375   $     16,429
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MICRO-CAP GROWTH FUND

                                                          YEAR ENDED 10/31             5/1/2000(a)
                                                     ---------------------------            TO
                                                         2002           2001            10/31/2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                 $      9.49    $      13.18        $    16.76
                                                     -----------    ------------        ----------
Investment operations
  Net investment income (loss)                              (.02)(b)           -(b)(f)        (.01)(b)
  Net realized and unrealized loss                         (1.95)          (1.34)            (3.57)
                                                     -----------    ------------        ----------
    Total from investment operations                       (1.97)          (1.34)            (3.58)
                                                     -----------    ------------        ----------

Distributions to shareholders from:
  Net investment income                                     (.01)           (.01)                -
  Net realized gain                                            -           (2.34)                -
                                                     -----------    ------------        ----------
    Total distributions                                     (.01)          (2.35)                -
                                                     -----------    ------------        ----------
NET ASSET VALUE, END OF PERIOD                       $      7.51    $       9.49        $    13.18
                                                     ===========    ============        ==========
Total Return(c)                                           (20.81)%        (11.30)%          (21.36)%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions          .38%            .38%              .18%(d)
  Expenses, excluding waiver and expense reductions         2.99%           4.02%             1.36%(d)
  Net investment income (loss)                              (.24)%           .04%             (.04)%(d)

                                                          YEAR ENDED 10/31              5/1/2000(a)
                                                     ---------------------------            TO
SUPPLEMENTAL DATA:                                       2002            2001           10/31/2000
--------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                    $     2,698    $      2,266        $    2,160
  Portfolio turnover rate                                  34.08%          80.17%           103.33%
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

MICRO-CAP GROWTH FUND

                                                                   YEAR ENDED 10/31            12/15/1998(e)
                                                     --------------------------------------         TO
                                                         2002           2001        2000        10/31/1999
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                 $      9.52    $    13.21     $  12.57    $      10.00
                                                     -----------    ----------     --------    ------------
Investment operations
  Net investment income                                    .01(b)          .04(b)       .04(b)          .02(b)
  Net realized and unrealized gain (loss)                  (1.95)        (1.35)        1.73            2.55
                                                     -----------    ----------     --------    ------------
    Total from investment operations                       (1.94)        (1.31)        1.77            2.57
                                                     -----------    ----------     --------    ------------
Distributions to shareholders from:
  Net investment income                                     (.03)         (.04)        (.02)              -
  Net realized gain                                            -         (2.34)       (1.11)              -
                                                     -----------    ----------     --------    ------------
    Total distributions                                     (.03)        (2.38)       (1.13)              -
                                                     -----------    ----------     --------    ------------
NET ASSET VALUE, END OF PERIOD                       $      7.55    $     9.52     $  13.21    $      12.57
                                                     ===========    ==========     ========    ============

Total Return(c)                                           (20.42)%      (11.00)%      14.48%          25.70%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and
  expense reductions                                         .00%          .00%         .00%            .00%(d)
  Expenses, excluding waiver and
  expense reductions                                        2.61%         3.64%        2.33%           1.71%(d)
  Net investment income                                      .14%          .42%         .22%            .19%(d)

                                                                  YEAR ENDED 10/31             12/15/1998(e)
                                                     --------------------------------------         TO
SUPPLEMENTAL DATA:                                       2002          2001          2000       10/31/1999
-----------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                    $         6    $        7     $      8    $      1,404
  Portfolio turnover rate                                  34.08%        80.17%      103.33%          41.18%
-----------------------------------------------------------------------------------------------------------

(a) Commencement of offering of class shares.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(e) Commencement of investment operations.
(f) Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MICRO-CAP VALUE FUND


                                                          YEAR ENDED 10/31          5/1/2000(a)
                                                     -------------------------          TO
                                                         2002         2001          10/31/2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                 $     15.68    $    15.90     $      13.13
                                                     -----------    ----------     ------------
Investment operations
  Net investment income                                      .05(b)        .10(b)           .07(b)
  Net realized and unrealized gain                           .60          2.20             2.70
                                                     -----------    ----------     ------------
    Total from investment operations                         .65          2.30             2.77
                                                     -----------    ----------     ------------

Distributions to shareholders from:
  Net investment income                                     (.05)         (.14)               -
  Net realized gain                                         (.72)        (2.38)               -
                                                     -----------    ----------     ------------
    Total distributions                                     (.77)        (2.52)               -
                                                     -----------    ----------     ------------
NET ASSET VALUE, END OF PERIOD                       $     15.56    $    15.68     $      15.90
                                                     ===========    ==========     ============

Total Return(c)                                             4.12%        17.16%           21.10%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions          .38%          .38%             .17%(d)
  Expenses, excluding waiver and expense reductions         2.76%         3.08%            1.50%(d)
  Net investment income                                      .31%          .64%             .49%(d)


                                                         YEAR ENDED 10/31           5/1/2000(a)
                                                     -------------------------          TO
 SUPPLEMENTAL DATA:                                     2002            2001        10/31/2000
-----------------------------------------------------------------------------------------------
  Net assets, end of period (000)                    $     5,442    $    4,889     $      2,032
  Portfolio turnover rate                                  36.02%        52.63%           82.02%
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

MICRO-CAP VALUE FUND

                                                                  YEAR ENDED 10/31             12/15/1998(e)
                                                     --------------------------------------         TO
                                                         2002          2001          2000       10/31/1999
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                 $     15.72    $    15.92     $  10.75    $      10.00
                                                     -----------    ----------     --------    ------------
Investment operations
  Net investment income                                      .12(b)        .16(b)       .14(b)          .12(b)
  Net realized and unrealized gain                           .59          2.19         5.19             .63
                                                     -----------    ----------     --------    ------------
    Total from investment operations                         .71          2.35         5.33             .75
                                                     -----------    ----------     --------    ------------
Distributions to shareholders from:
  Net investment income                                     (.08)         (.17)        (.09)              -
  Net realized gain                                         (.72)        (2.38)        (.07)              -
                                                     -----------    ----------     --------    ------------
    Total distributions                                     (.80)        (2.55)        (.16)              -
                                                     -----------    ----------     --------    ------------
NET ASSET VALUE, END OF PERIOD                       $     15.63    $    15.72     $  15.92    $      10.75
                                                     ===========    ==========     ========    ============

Total Return(c)                                             4.51%        17.48%       50.12%           7.60%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions          .00%          .00%         .00%            .00%(d)
  Expenses, excluding waiver and expense reductions         2.38%         2.70%        2.50%           1.80%(d)
  Net investment income                                      .69%         1.02%        1.15%           1.08%(d)


                                                                  YEAR ENDED 10/31            12/15/1998(e)
                                                     --------------------------------------          TO
 SUPPLEMENTAL DATA:                                      2002           2001         2000       10/31/1999
-----------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                   $        15    $       14     $     12    $      1,152
   Portfolio turnover rate                                 36.02%        52.63%       82.02%          30.38%
-----------------------------------------------------------------------------------------------------------

(a) Commencement of offering of class shares.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(e) Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management company. The Trust was organized as a Delaware business trust on February 26, 1993. The Trust currently consists of five funds. This report covers the following two funds and their respective classes (separately, a "Fund" and collectively, the "Funds"): Lord Abbett Micro-Cap Growth Fund ("Micro-Cap Growth Fund"), Class A and Y shares and Lord Abbett Micro-Cap Value Fund ("Micro-Cap Value Fund"), Class A and Y shares.

The investment objective of both Micro-Cap Growth Fund and Micro-Cap Value Fund is long-term capital appreciation. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the NAV for Class A shares. There is no front-end sales charge in the case of Class Y shares, although there may be a contingent deferred sales charge ("CDSC") for certain redemptions of Class A shares made with in 24 months following any purchases made without a sales charge.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchanges. Securities traded only in the over-the-counter market are valued at the mean between the latest bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Trust to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Trust that do not specifically relate to an individual fund are allocated to the funds within the Trust on a pro rata basis. Expenses excluding class specific expenses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A shares bear all expenses and fees relating to its 12b-1 Distribution Plan.

(f) SECURITY LENDING-The Trust, on behalf of the Funds, may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of the securities loaned.

     The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Trust's securities if the borrower defaults.

     As of October 31, 2002, there were no securities on loan and no activity during the year.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Trust has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios. The management fee is based on average daily net assets at an annual rate of 1.50%.

For the year ended October 31, 2002, Lord Abbett voluntarily waived its management fees and assumed other expenses as follows:

                                                      VOLUNTARY
                                                      MANAGEMENT         OTHER
                                                      FEE WAIVER      EXPENSES
------------------------------------------------------------------------------
Micro-Cap Growth Fund                                       1.50%          .89%
Micro-Cap Value Fund                                        1.50%          .88%

Lord Abbett may stop waiving its management fee and assuming other expenses at any time.

12b-1 DISTRIBUTION PLANS
The Trust has adopted a distribution plan (the "Plan") with respect to the Class A shares of the Micro-Cap Growth Fund and Micro-Cap Value Fund pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily based upon the average daily net assets of Class A at an annual rate of .25% and .10%, respectively. Also the Funds pay an incremental marketing expense of up to .03% of the average daily net assets of Class A. Class Y does not have a distribution plan.

Effective November 1, 2002, the incremental marketing expense of approximately ..03% of average daily net assets attributable to Class A shares will be terminated under the distribution plan. In addition, on January 1, 2003, Lord Abbett will begin providing certain administrative services to the Funds pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

On November 12, 2002, a net investment income dividend of $18,976, and a short-term capital gain distribution of $222,644 were declared for Micro-Cap Value Fund. The distribution was paid on November 20, 2002, to shareholders of record on November 19, 2002.

The tax character of distributions paid during the fiscal year ended October 31, 2002 and the fiscal year ended October 31, 2001 are as follows:

                                                  MICRO-CAP                  MICRO-CAP
                                                 GROWTH FUND                 VALUE FUND
----------------------------------------------------------------------------------------------
                                          10/31/2002    10/31/2001   10/31/2002    10/31/2001
----------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                          $      1,985   $  273,441   $   165,092   $   277,092
Net long term capital gains                                130,615        74,239        64,442
----------------------------------------------------------------------------------------------
   Total distributions                          1,985      404,056       239,331       341,534
   Tax return of capital                            -            -             -             -
----------------------------------------------------------------------------------------------
Total distributions                      $      1,985   $  404,056   $   239,331   $   341,534
==============================================================================================

As of October 31, 2002, the components of accumulated earnings (losses) on a tax basis are as follows:

Undistributed ordinary income - net      $          -                $   241,620
Undistributed long-term capital gains               -
--------------------------------------------------------------------------------
   Total undistributed earnings          $          -                $   241,620
Capital loss carryforwards                   (596,841)                         -
Unrealized gains (losses) - net              (655,064)                   424,647
--------------------------------------------------------------------------------
   Total accumulated earnings
    (losses) - net                       $ (1,251,905)               $   666,267
================================================================================

Capital loss carryforward years of expiration 2009-2010                     NONE

At October 31, 2002, each Fund's aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes are as follows:

                                           MICRO-CAP       MICRO-CAP
                                          GROWTH FUND      VALUE FUND
-----------------------------------------------------------------------
Tax cost                                 $  3,316,295    $    5,073,210
-----------------------------------------------------------------------
Gross unrealized gain                         320,692           866,933
Gross unrealized loss                        (975,756)         (442,286)
-----------------------------------------------------------------------
   Net unrealized security gain (loss)   $   (655,064)   $      424,647
=======================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended October 31, 2002, primarily attributable to net operating losses, have been reclassified among the components of net assets based on their tax basis treatment as follows:

                                          UNDISTRIBUTED
                                         NET INVESTMENT    PAID-IN CAPITAL
                                        INCOME INCREASE         (DECREASE)
--------------------------------------------------------------------------
Micro-Cap Growth Fund                          $  9,327           $ (9,327)

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) are as follows for the year ended October 31, 2002:

                                            PURCHASES             SALES
-----------------------------------------------------------------------
Micro-Cap Growth Fund                    $  2,467,725    $    1,090,091
Micro-Cap Value Fund                        3,094,101         2,063,761

6.   TRUSTEES' REMUNERATION

The Trustees and officers who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the Funds. Such amounts and earnings accrued thereon are included in Trustees' fees on the Statement of Operations and in Trustees' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Trust has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Trust's custodian and accounting agent. Effective December 18, 2001, SSB began performing custodian functions, and thereafter the accounting and recordkeeping functions, relating to portfolio transactions and calculating the Funds' net asset values.

9.   INVESTMENT RISKS

Each of the Micro-Cap Growth Fund and Micro-Cap Value Fund is subject to the general risks and considerations associated with equity investing, and the particular risks associated with micro-cap and growth or value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Funds invest. Micro-cap companies may be subject to greater risks and may be more sensitive to changes in economic conditions than larger, more established companies. There may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks. In the case of Micro-Cap Growth Fund, the growth stocks in which it generally invests may add to the Fund's volatility. In the case of the Micro-Cap Value Fund, the intrinsic value of particular value stocks may not be recognized for a long time. These factors can affect the Funds' performance.

For a more complete discussion of the risks associated with the Funds, please see the Trust's prospectus.

10.  SUMMARY OF CAPITAL TRANSACTIONS

The Trust has an unlimited number of authorized shares of beneficial interest.

                                                        YEAR ENDED                   YEAR ENDED
MICRO-CAP GROWTH FUND                             OCTOBER 31, 2002             OCTOBER 31, 2001
-----------------------------------------------------------------------------------------------
CLASS A SHARES                                SHARES        AMOUNT        SHARES         AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                                  160,649   $ 1,617,928       201,320    $ 1,895,276
Reinvestment of distributions                    151         1,522        39,746        402,627
Shares reacquired                            (40,426)     (388,684)     (166,063)    (1,514,670)
-----------------------------------------------------------------------------------------------
Increase                                     120,374   $ 1,230,766        75,003    $   783,233
-----------------------------------------------------------------------------------------------

CLASS Y SHARES
-----------------------------------------------------------------------------------------------
Reinvestment of distributions                  2.510   $        25       140.232    $     1,419
-----------------------------------------------------------------------------------------------
Increase                                       2.510   $        25       140.232    $     1,419
-----------------------------------------------------------------------------------------------

                                                        YEAR ENDED                   YEAR ENDED
MICRO-CAP VALUE FUND                              OCTOBER 31, 2002             OCTOBER 31, 2001
-----------------------------------------------------------------------------------------------
CLASS A SHARES                                SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                                  111,635   $ 1,842,286       186,419   $  2,891,062
Reinvestment of distributions                 15,261       237,001        25,323        339,578
Shares reacquired                            (88,986)   (1,468,390)      (27,690)      (456,763)
-----------------------------------------------------------------------------------------------
Increase                                      37,910   $   610,897       184,052   $  2,773,877
-----------------------------------------------------------------------------------------------

CLASS Y SHARES
-----------------------------------------------------------------------------------------------
Reinvestment of distributions                     46   $       715       145.071   $      1,951
-----------------------------------------------------------------------------------------------
Increase                                          46   $       715       145.071   $      1,951
-----------------------------------------------------------------------------------------------

All of the outstanding capital shares of Micro-Cap Growth Fund and Micro-Cap Value Fund are held by Lord Abbett and partners and employees of Lord Abbett.

  THE TRUST (UNAUDITED)

  Only 79.96% of the net investment income distributions paid by the MICRO CAP VALUE FUND and 11.53% of the net investment income distributions paid by the MICRO CAP GROWTH FUND qualify for the dividends received deduction for corporations.

  Additionally, of the distributions paid by the Micro-Cap Value Fund to shareholders during the fiscal year ended October 31, 2002, $74,239 represents long-term capital gains.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
LORD ABBETT SECURITIES TRUST:

We have audited the accompanying statements of assets and liabilities of Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund (the "Funds"), including the schedules of investments, as of October 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund as of October 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Jouche LLP

New York, New York
December 17, 2002

BASIC INFORMATION ABOUT MANAGEMENT

The Trust's Board of Trustees is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 42 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE        PRINCIPAL OCCUPATION              OTHER
DATE OF BIRTH                     WITH TRUST          DURING PAST FIVE YEARS         DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Trustee since 1993     Managing Partner and Chief    N/A
Lord, Abbett & Co. LLC       and Chairman           Investment Officer of
90 Hudson Street             since 1996.            Lord Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

The following outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.

                               CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE        PRINCIPAL OCCUPATION              OTHER
DATE OF BIRTH                     WITH TRUST          DURING PAST FIVE YEARS         DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW            Trustee since 1994     Managing General Partner,     Currently serves as
Bigelow Media, LLC                                  Bigelow Media, LLC (since     director of Crane Co.
909 Third Ave.,                                     2000); Senior Adviser, Time   and Huttig Building
5th Floor                                           Warner Inc. (1998 - 2000);    Products Inc.
New York, NY                                        Acting Chief Executive
Date of Birth: 10/22/1941                           Officer of Courtroom
                                                    Television Network (1997 -
                                                    1998); President and Chief
                                                    Executive Officer of Time
                                                    Warner Cable Programming,
                                                    Inc. (1991 - 1997).

WILLIAM H.T. BUSH            Trustee since 1998     Co-founder and Chairman of    Currently serves as
Bush-O'Donnell & Co., Inc.                          the Board of the financial    director of Wellpoint
101 South Hanley Road                               advisory firm of              Health Network, Inc., DT
Suite 1025                                          Bush-O'Donnell & Company      Industries Inc., and
St. Louis, MO                                       (since 1986).                 Engineered Support
Date of Birth: 7/14/1938                                                          Systems, Inc.

ROBERT B. CALHOUN, JR.       Trustee since 1998     Managing Director of          Currently serves as
Monitor Clipper Partners                            Monitor Clipper Partners      director of Avondale,
Two Canal Park                                      (since 1997) and President    Inc., Avondale Mills,
Cambridge, MA                                       of Clipper Asset Management   Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                           Corp. (since 1991), both      Inc., Integrated
                                                    private equity investment     Graphics, Inc., and
                                                    funds.                        Interstate Bakeries
                                                                                  Corp.

30

BASIC INFORMATION ABOUT MANAGEMENT (CONTINUED)

                               CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE        PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH                     WITH TRUST          DURING PAST FIVE YEARS           DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
STEWART S. DIXON             Trustee since 1993     Partner in the law firm of    N/A
Wildman, Harrold,                                   Wildman, Harrold, Allen &
Allen & Dixon                                       Dixon (since 1967).
225 W. Wacker Drive,
Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS            Trustee since 2001     Chief Executive Officer of    Currently serves as
Houlihan Lokey                                      Houlihan Lokey Howard &       director of Adolph Coors
Howard & Zukin                                      Zukin, an investment bank,    Company.
685 Third Ave.                                      (January 2002 to present);
New York, NY                                        Chairman of Warburg Dillon
Date of Birth: 7/30/1947                            Read (1999 - 2000); Global
                                                    Head of Corporate Finance
                                                    of SBC Warburg Dillon Read
                                                    (1997 - 1999); Chief
                                                    Executive Officer of
                                                    Dillon, Read & Co. (1994 -
                                                    1997).

C. ALAN MACDONALD            Trustee since 1993     Retired - General Business    Currently serves as
415 Round Hill Road                                 and Governance Consulting     director of Fountainhead
Greenwich, CT                                       (since 1992); formerly        Water Company, Careside,
Date of Birth: 5/19/1933                            President and CEO of Nestle   Inc., Lincoln Snacks,
                                                    Foods.                        J.B. Williams Co., Inc.
                                                                                  (personal care products)
                                                                                  and Seix Fund, Inc.*

THOMAS J. NEFF               Trustee since 1993     Chairman of Spencer Stuart,   Currently serves as
Spencer Stuart, U.S.                                U.S., an executive search     director of Ace, Ltd.
277 Park Avenue                                     consulting firm (since        and Exult, Inc.
New York, NY                                        1996); President of Spencer
Date of Birth: 10/2/1937                            Stuart, U.S. (1979-1996).

JAMES F. ORR, III            Trustee since 2002     President and CEO of          Currently serves as
80 Pinckney Street                                  LandingPoint Capital (since   Chairman of Rockefeller
Boston, MA                                          2002); Chairman and CEO of    Foundation, Director of
Date of Birth: 3/5/1943                             United Asset Management       Nashua Corp. and
                                                    Corporation (2000 to 2001);   SteelPoint Technologies.
                                                    Chairman and CEO of UNUM
                                                    Provident Corporation (1999
                                                    - merger); Chairman and CEO
                                                    of UNUM Corporation (1988 -
                                                    1999).

---------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Trust's Chairman, CEO, President and Managing Partner of Lord Abbett.

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

    NAME AND                   CURRENT POSITION          LENGTH OF SERVICE          PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH TRUST            OF CURRENT POSITION        DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Chief Executive        Elected in 1993               Managing Partner and
(3/8/1945)                   Officer and                                          Chief Investment Officer
                             President                                            of Lord Abbett since
                                                                                  1996.

ROBERT P. FETCH              Executive Vice         Elected in 1999               Partner and Small-Cap
(2/18/1953)                  President                                            Value Senior Investment
                                                                                  Manager, joined Lord
                                                                                  Abbett in 1995.

INGRID C. HOLM               Executive Vice         Elected in 2001               Investment
(3/21/1959)                  President                                            Manager-Global Equity,
                                                                                  joined Lord Abbett in
                                                                                  2001, formerly
                                                                                  International Portfolio
                                                                                  Manager of Batterymarch
                                                                                  Financial Management,
                                                                                  Inc. from 2000 to 2001,
                                                                                  prior thereto held
                                                                                  various positions at the
                                                                                  Prudential Insurance
                                                                                  Company of America.

STEPHEN J. MCGRUDER          Executive Vice         Elected in 1999               Partner and Senior
(11/14/1943)                 President                                            Investment Manager,
                                                                                  joined Lord Abbett in
                                                                                  1995.

ROBERT G. MORRIS             Executive Vice         Elected in 1998               Partner and Director of
(11/6/1944)                  President                                            Equity Investments,
                                                                                  joined Lord Abbett in
                                                                                  1991.

PAUL A. HILSTAD              Vice President and     Elected in 1996               Partner and General
(12/13/1942)                 Secretary                                            Counsel, joined Lord
                                                                                  Abbett in 1995.

JOAN A. BINSTOCK             Chief Financial        Elected in 1999               Partner and Chief
(3/4/1954)                   Officer and Vice                                     Operations Officer,
                             President                                            joined Lord Abbett in
                                                                                  1999, prior thereto
                                                                                  Chief Operating Officer
                                                                                  of Morgan Grenfell.

32

BASIC INFORMATION ABOUT MANAGEMENT (CONTINUED)

    NAME AND                   CURRENT POSITION          LENGTH OF SERVICE          PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH TRUST            OF CURRENT POSITION        DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
TRACIE E. AHERN              Vice President &       Elected in 1999               Partner and Director of
(1/12/1968)                  Treasurer                                            Portfolio Accounting and
                                                                                  Operations, joined Lord
                                                                                  Abbett in 1999, formerly
                                                                                  Vice President - Head of
                                                                                  Fund Administration of
                                                                                  Morgan Grenfell from
                                                                                  1998 to 1999, prior
                                                                                  thereto Vice President
                                                                                  of Bankers Trust.

DAVID G. BUILDER             Vice President         Elected in 2001               Equity Analyst, joined
(1/4/1954)                                                                        Lord Abbett in 1998,
                                                                                  formerly Equity Analyst
                                                                                  at Bear Stearns.

DANIEL E. CARPER             Vice President         Elected in 1993               Partner, joined Lord
(1/22/1952)                                                                       Abbett in 1979.

JOHN J. DICHIARO             Vice President         Elected in 2000               Partner and Senior
(7/30/1957)                                                                       Strategy
                                                                                  Coordinator-Small-Cap
                                                                                  Growth, joined Lord
                                                                                  Abbett in 2000, prior
                                                                                  thereto Vice President -
                                                                                  Securities Group of
                                                                                  Wafra Investment
                                                                                  Advisory Group.

LESLEY-JANE DIXON            Vice President         Elected in 1999               Partner and Senior
(1/1/1964)                                                                        Research Analyst, joined
                                                                                  Lord Abbett in 1995.

DANIEL H. FRASCARELLI        Vice President         Elected in 2001               Partner and Investment
(3/11/1954)                                                                       Manager, joined Lord
                                                                                  Abbett in 1990.

GERARD S. E.                 Vice President         Elected in 1999               Research Analyst, joined
HEFFERNAN, JR.                                                                    Lord Abbett in 1998,
(9/7/1963)                                                                        prior thereto Portfolio
                                                                                  Manager at CL Capital
                                                                                  Management Company.

LAWRENCE H. KAPLAN           Vice President and     Elected in 1997               Partner and Deputy
(1/16/1957)                  Assistant Secretary                                  General Counsel, joined
                                                                                  Lord Abbett in 1997.

                                                                              33

BASIC INFORMATION ABOUT MANAGEMENT (CONTINUED)

    NAME AND                   CURRENT POSITION          LENGTH OF SERVICE          PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH TRUST            OF CURRENT POSITION        DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
GREGORY M. MACOSKO           Vice President         Elected in 1999               Partner and Senior
(3/4/1947)                                                                        Equity Analyst-Small
                                                                                  Cap, joined Lord Abbett
                                                                                  in 1996, prior thereto
                                                                                  Equity Analyst and
                                                                                  Portfolio Manager at
                                                                                  Royce Associates.

A. EDWARD OBERHAUS, III      Vice President         Elected in 1993               Partner and Manager of
(12/21/1959)                                                                      Equity Trading, joined
                                                                                  Lord Abbett in 1983.

CHRISTINA T. SIMMONS         Vice President and     Elected in 2000               Assistant General
(11/12/1957)                 Assistant Secretary                                  Counsel, joined Lord
                                                                                  Abbett in 1999, formerly
                                                                                  Assistant General
                                                                                  Counsel of Prudential
                                                                                  Investments from 1998 to
                                                                                  1999, prior thereto
                                                                                  Counsel of Drinker,
                                                                                  Biddle & Reath LLP, a
                                                                                  law firm.

Please call 1-888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Trust's Trustees. It is available free upon request.

HOUSEHOLDING

The Trust has adopted a policy that allows it to send only one copy of the Trust's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Trust's expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

[LORD ABBETT(R) LOGO]


 This report when not used
for the general information
of shareholders of the Fund,
is to be distributed only if
preceded or accompanied by a
  current Fund prospectus.     Lord Abbett Securities Trust
                                  Lord Abbett Micro-Cap Growth Fund
  Lord Abbett Mutual Fund         Lord Abbett Micro-Cap Value Fund
 shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
    90 Hudson Street -
        Jersey City,                                                 LAMC-2-1001
   New Jersey 07302-3973                                                   10/02